DELAWARE GROUP® CASH RESERVE
Delaware Cash Reserve® Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus, and
Statement of Additional Information dated July 29, 2015

The Fund’s Board of Trustees has approved the conversion of the Fund from a money market fund with a stable net asset value of $1.00 per share into an ultrashort-term bond fund that will have a fluctuating net asset value. Following the conversion of the Fund into an ultrashort-term bond fund, the Fund will no longer operate as a money market fund and it will be renamed Delaware Investments Ultrashort Fund. In addition, check writing privileges will be discontinued in connection with the conversion of the Fund. We anticipate that the conversion will be effected by early January 2016.

After the conversion, the Fund’s new investment objective will be to seek total return to the extent consistent with relatively low volatility of principal. Although the current and new investment objectives of the Fund are different, the Fund will continue to invest its assets in short-term investment grade securities. Once converted, the Fund will maintain an average effective duration of less than 18 months, as compared with the Fund’s current average maturity of 60 days or less.

Prior to the conversion, shareholders will receive an updated summary prospectus reflecting these changes and providing further information, including a description of the Fund’s revised principal investment strategies, fees, and expenses.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2015.